SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 28, 2012

USA SYNTHETIC FUEL CORPORATION
(Exact name of registrant as specified in its charter)

DELAWARE	000-54044	13-3995258
(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer
Incorporation or Organization)		Identification Number)

312 Walnut Street, Suite 1600, Cincinnati, Ohio 45202
(Address of principal executive office)

Registrant's telephone number, including area code: (513) 762-7870

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Director of Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

USA Synthetic Fuel Corporation (the “Company”), at its Annual Meeting held in Washington, D.C. on November 28, 2012, announced the appointment of  Daniel W. Dixon as Chief Financial Officer, effective January 1, 2013.

Mr. Dixon, 48, has served as the CFO for Comair Airlines since 2006.  As CFO, Mr. Dixon led the Finance, Risk Management, Supply Chain, Material Planning & Procurement, Information Technology and Resource Planning functions.  Mr. Dixon also held a variety of positions in Comair's Finance Department during its period as a NASDAQ listed company prior to its acquisition by Delta Air Lines, Inc. in 2000.  He received his bachelor’s degree in accounting from Emory & Henry College in Emory, Virginia.

Pursuant to the employment agreement between Mr. Dixon and the Company, Mr. Dixon will act as the Company’s Chief Financial Officer. Mr. Dixon will receive an annual salary of $187,000 and is eligible for a discretionary annual bonus of up to 70 % of his annual salary from the Company.  Under the agreement, Mr. Dixon agreed to restrictive covenants in favor of the Company, including non-competition, non-solicitation and non-disparagement covenants.

On November 30, 2012, the Company issued a press release regarding the appointment of Mr. Daniel W. Dixon as Chief Financial Officer. The press release is attached as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

The foregoing description is qualified in its entirety by reference to the Employment Agreement filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

On November 28, 2012, the Board of Directors accepted the resignation of Mr. Harry H. Graves from his position as Chief Financial Officer, effective as of January 1, 2013, at which time Mr. Dixon will assume the duties of Chief Financial Officer of the Company.  Mr. Graves will continue in his role as Chairman of the Board of Directors of the Company.

Item 5.07 Submission of Matters to a Vote of Security Holders

USA Synthetic Fuel Corporation (the “Company”) held its Annual Meeting on November 28, 2012.  At the Annual Meeting, two proposals were submitted to, and approved by, the stockholders of the Company. The proposals are described in detail in the Company’s Proxy Statement that was filed with the Securities Exchange Commission on November 14, 2012.  Set forth below are the final voting results for each of the proposals submitted to a vote of the stockholders:

		Votes For	Votes Against	Abstentions	Broker Non-Votes	Votes Withheld
1.	Election of Directors
	Harry H. Graves	53,242,591	-	-	-	307,300
	Ernest K. Jacquet	53,244,591	-	-	-	305,300
	Dr. Steven C. Vick	53,244,591	-	-	-	305,300
2.	Ratify the appointment of KWCO, PC	53,524,891	25,000	-	-	-

Item 8.01    Other Events

On November 29, 2012, the Company issued a press release regarding its annual meeting. The press release is attached as Exhibit 99.2 to this Current Report and is incorporated herein by reference.

Item 9.01                       Financial Statements and Exhibits.

(d) Exhibits

Exhibit 10.1	Employment Agreement by and between USA Synthetic Fuel Corporation and Daniel W. Dixon, effective as of January 1, 2013

Exhibit 99.1	Press Release dated November 30, 2012

Exhibit 99.2	Press Release dated November 29, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

Dated: December 3, 2012

USA SYNTHETIC FUEL CORPORATION

By: /s/ H.H. Graves
H.H. Graves
Chairman and CFO